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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 5, 2001



                       EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-13625                36-4156801
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



          2 NORTH RIVERSIDE PLAZA
                SUITE 2100
             CHICAGO, ILLINOIS                                     60606
 (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, EOP Operating Limited Partnership ("EOP Partnership") is filing cautionary statements identifying important factors that could cause EOP Partnership's actual results to differ materially from those contained in forward-looking statements made by or on behalf of EOP Partnership. These statements replace and supersede prior cautionary statements filed by EOP Partnership to the extent that they are inconsistent with those statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

              Exhibit
              Number                         Description
              -------                        -----------
               99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EOP PARTNERSHIP LIMITED PARTNERSHIP

                                  By: Equity Office Properties Trust,
                                      its General Partner

Date:  April 5, 2001              By: /s/ STANLEY M. STEVENS
                                      ----------------------------------
                                      Stanley M. Stevens
                                      Executive Vice President, Chief
                                      Legal Counsel and Secretary


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                                  EXHIBIT INDEX



   Exhibit
   Number                            Description
   -------                           -----------
    99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.